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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 1996

                            ASTEA INTERNATIONAL INC.
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             (Exact name of Registrant as specified in its charter)

                                    DELAWARE

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                 (State or other jurisdiction of incorporation)


               0-26330                                23-2119058
               -------                                ----------
       (Commission File Number)             (IRS Employer Identification No.)


                100 HIGHPOINT DRIVE, CHALFONT, PENNSYLVANIA 18914

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               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:

                                 (215) 822-8888

                                  -------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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SECURITIES AND EXCHANGE COMMISSION
CURRENT REPORT ON FORM 8-K
DATE OF REPORT, JUNE 28, 1996

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Astea International Inc. ("ASTEA") has entered into a Share Purchase Agreement (the "AGREEMENT"), dated as of June 20, 1996, among Astea and Per Edstrom, Orjan Grinndal, and Henrik Lindberg, the sole shareholders (the "ABALON PRINCIPALS") of Abalon AB, a Swedish company, and its affiliated entities ("ABALON"), pursuant to which Astea acquired (the "ACQUISITION") Abalon through the acquisition from the Abalon Principals of all of the outstanding shares of Abalon.

         Under the terms of the Agreement, which closed on June 28, 1996, the Abalon Principals will receive consideration valued at $14,550,000 (the "PURCHASE PRICE"), payable as follows: (i) $8,550,000 in cash, and (ii) 233,236 shares (the "SHARES") of Common Stock of Astea (the "COMMON STOCK"), valued at $6,000,000. The calculation of the Shares was based on the average of closing prices of the Common Stock on the Nasdaq National Market for the twenty trading days ending on the last trading day prior to the closing date of June 28, 1996. The parties intend that the transaction be accounted for as a purchase of in-process research and development. It was structured under purchase accounting rules as an acquisition of stock directly from the Abalon Principals.

         The Shares issued to the Abalon Principals contain shelf registration rights; however, the Shares are also subject to transfer restrictions for a period of 2-1/2 years. A total of 15% of the Shares will be released from these transfer restrictions on December 31, 1996, 19% on April 30, 1997, 19% on September 30, 1997, 15% on December 31, 1997, 16% on June 30, 1998, and 16% on
December 31, 1998.

         The Agreement also contains an escrow arrangement providing that Shares equaling fifteen percent (15%) of the Purchase Price, or 84,840 Shares (the "ESCROW SHARES"), are to be deducted from the aggregate of 233,236 Shares issued to the Abalon Principals under the Agreement and held in escrow by an escrow agent, selected by Astea, to secure certain indemnification obligations of the Abalon Principals under the Agreement. In the event that Astea has indemnification claims against the Abalon Principals, it shall first recover such claims directly from the Escrow Shares, and second, from the remaining Shares received by the Abalon Principals, or the proceeds from any sale of such Shares by the Abalon Principals. One-half of the Escrow Shares are available for release after April 30, 1997, and the balance are available for release after September 30, 1997 (except as to claims for indemnification arising as of each such date).

         In connection with the Acquisition, Astea and Abalon have entered into three-year employment agreements with each of the Abalon Principals. Each Abalon Principal will be paid an annual salary of $70,000 per year during the term of the employment agreement, and each is eligible to receive a bonus based on certain revenue and profitability milestones of the Abalon



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SECURITIES AND EXCHANGE COMMISSION
CURRENT REPORT ON FORM 8-K
DATE OF REPORT, JUNE 28, 1996




business in the 1996 calendar year. The Abalon Principals have also agreed to certain noncompetition provisions extending until the later of two years following termination of employment with Astea or four years from the closing of the Acquisition, pursuant to which, among other things, the Abalon Principals are prohibited from competing with Astea, Abalon or their affiliated entities with respect to the business of providing sales force automation and customer interaction software applications and related professional and consulting services.

         Each of the Abalon Principals also received stock options to purchase 35,000 shares of Common Stock at an exercise price of $24.50 per share. These options vest in three equal annual installments commencing one year after the closing of the Acquisition.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Audited  financial  statements  of  Abalon  are  currently  in preparation. Since it is impracticable for the Registrant to provide complete financial statements of Abalon's business together with this filing, such statements will be provided as soon as they have been made available to
Registrant. In no event will the Registrant provide Abalon's financial statements later than September 11, 1996, even if it becomes necessary to file unaudited statements.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Pro forma financial information of the Registrant combined with Abalon is currently in preparation. Since it is impracticable for the Registrant to provide complete pro forma financial information of the combined business together with this filing, such information will be provided as soon as it is made available to the Registrant. In no event will Registrant provide pro forma financial information later than September 11, 1996.

         (c)      Exhibits.

                  7.01 - Share Purchase Agreement, dated as of June 20, 1996, among Astea International Inc., Per Edstrom, Orjan Grinndal, and Henrik Lindberg.

                  7.02 - Escrow Agreement, dated as of June 28, 1996, among Astea International Inc., Abalon AB, Midlantic Bank, N.A., Per Edstrom, Orjan Grinndal, and Henrik Lindberg, and Per Edstrom, as representative.

                  7.03 - Registration Rights Agreement, dated as of June 28, 1996, among Astea International Inc., Per Edstrom, Orjan Grinndal and Henrik Lindberg.





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SECURITIES AND EXCHANGE COMMISSION
CURRENT REPORT ON FORM 8-K
DATE OF REPORT, JUNE 28, 1996

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ASTEA INTERNATIONAL INC.

                                    By:  /s/ Leonard W. von Vital
                                         _________________________
                                         Leonard W. von Vital
                                         Vice President, Chief Financial Officer

Date:  July 12, 1996






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SECURITIES AND EXCHANGE COMMISSION
CURRENT REPORT ON FORM 8-K
DATE OF REPORT, JUNE 28, 1996


                                INDEX TO EXHIBITS



     Exhibit Number                                 Description


          7.01             Share Purchase Agreement, dated as of June 20, 1996, among
                           Astea International Inc., Per Edstrom, Orjan Grinndal, and
                           Henrik Lindberg.
          7.02             Escrow  Agreement,  dated as of June 28, 1996,  among
                           Astea  International Inc., Abalon AB, Midlantic Bank,
                           N.A.,  Per  Edstrom,   Orjan  Grinndal,   and  Henrik
                           Lindberg, and Per Edstrom, as representative.
          7.03             Registration Rights Agreement, dated as of June 28, 1996,
                           among Astea International Inc., Per Edstrom, Orjan Grinndal and Henrik Lindberg.
